UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

JANUS CAPITAL GROUP INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 29, 2010
10:00 a.m. MDT

JW Marriott Hotel

150 Clayton Lane
Denver, Colorado

Directions to the Janus Capital Group Inc.

Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/jns.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on April 29, 2010.

Notice is hereby given that the Annual Meeting of Shareholders of Janus Capital Group Inc. will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado on Thursday, April 29, 2010 at 10:00 a.m. MDT.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/jns

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before April 16, 2010 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Five Directors

2. Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor

3. Approval of the Janus 2010 Long Term Incentive Stock Plan

You may immediately vote your proxy on the Internet at:

www.eproxy.com/jns

•  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 28, 2010.

•  Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet — Access the Internet and go to www.ematerials.com/jns ..  Follow the instructions to log in, and order copies.

Telephone — Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

E-mail — Send us an e-mail at ep@ematerials.com with “jns Materials Request” in the subject line. The e-mail must include:

•                  The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•                  Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials.

•                  If you choose e-mail delivery, you must include the e-mail address.

•                  If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security or Tax ID number in the e-mail.